UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22673

PIMCO Dynamic Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2013

Date of reporting period:	June 30, 2012

Item 1. Schedule of Investments

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited)

Principal
Amount
(000s)		Value*
MORTGAGE-BACKED SECURITIES—63.4%
£13,765	Alba PLC, 1.211%, 12/15/38, CMO (i)	$11,065,491
	American Home Mortgage Investment Trust, CMO (i),
$11,329	0.545%, 9/25/45	6,840,957
9,739	0.845%, 2/25/44	2,479,619
	Banc of America Funding Corp., CMO (i),
40,903	0.454%, 4/20/47	25,349,936
4,612	0.694%, 2/20/35	1,200,847
692	2.815%, 1/20/47	435,239
38,264	Banc of America Large Loan, Inc., 5.667%, 2/17/51, CMO (a)(b)(d)(i)(l)
	(acquisition cost-$35,869,517; purchased 5/30/12)	36,118,017
	Banc of America Mortgage Securities, Inc., CMO (i),
900	2.635%, 10/20/46	389,986
2,878	5.429%, 1/25/36	2,312,968
13,000	Banc of America Re-Remic Trust, 5.383%, 12/15/16, CMO (a)(b)(d)(l)
	(acquisition cost-$12,181,406; purchased 5/30/12)	12,279,884
6,724	Chase Mortgage Finance Corp., 5.413%, 3/25/37, CMO (i)	5,107,269
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
2,151	2.53%, 3/25/36	1,756,843
12,347	5.019%, 9/25/37	7,845,884
	Countrywide Alternative Loan Trust, CMO,
611	5.50%, 2/25/20	575,967
6,150	5.50%, 7/25/35	5,086,340
22,513	5.50%, 12/25/35	16,654,771
445	5.50%, 1/25/36	339,791
6,148	5.50%, 4/25/37	3,937,127
21,314	5.75%, 1/25/37	14,686,084
728	6.00%, 2/25/37	455,394
22,028	6.00%, 8/25/37	16,990,976
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
291	5.50%, 11/25/35	273,385
29,888	5.64%, 6/25/47 (i)	24,934,230
974	6.00%, 7/25/37	731,435
12,881	6.00%, 8/25/37	10,873,064
	Credit Suisse Mortgage Capital Certificates, CMO (i),
3,000	1.462%, 10/15/21 (a)(d)	2,449,089
12,950	5.593%, 2/15/39	12,537,918
10,000	5.692%, 4/16/49 (a)(b)(d)(l)
	(acquisition cost-$10,015,040; purchased 6/22/12)	10,131,375
5,398	7.00%, 8/27/36, CMO (a)(b)(d)(l)
	(acquisition cost-$3,508,497; purchased 6/25/12)	3,994,203
	Diversity Funding Ltd., CMO (g)(i),
£11,459	1.779%, 2/10/46	14,277,640
£1,310	2.157%, 2/10/46	828,338
£1,193	2.629%, 2/10/46	436,785
£1,170	3.129%, 2/10/46	182,883
£702	4.379%, 2/10/46	108,270
£234	4.879%, 2/10/46 (b)	7,218
£247	4.979%, 2/10/46 (b)	3,826
€17,205	Fastnet Securities PLC, 0.623%, 8/10/43, CMO (i)	12,714,078
$1,716	First Horizon Asset Securities, Inc., 5.50%, 8/25/37, CMO	1,501,175
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41, CMO	7,713,880

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
	GSR Mortgage Loan Trust, CMO,
$103	2.828%, 11/25/35 (i)	$77,498
538	5.50%, 5/25/36	429,101
2,389	6.50%, 8/25/36 (i)	1,799,251
	Harborview Mortgage Loan Trust, CMO (i),
6,043	0.483%, 3/19/36	3,128,064
3,768	1.144%, 6/20/35	761,826
621	Impac CMB Trust, 0.965%, 10/25/34, CMO (i)	401,179
193	Indymac INDA Mortgage Loan Trust, 5.501%, 3/25/37, CMO (i)	139,695
379	Indymac INDX Mortgage Loan Trust, 2.692%, 2/25/35, CMO (i)	285,873
	JPMorgan Alternative Loan Trust, CMO,
62,535	0.445%, 6/25/37 (i)	27,385,513
10,000	5.96%, 12/25/36	6,338,650
5,000	6.31%, 8/25/36	3,096,608
76,560	JPMorgan Chase Commercial Mortgage Securities Corp.,
	2.066%, 6/16/45, CMO, IO (b)(i)	8,863,910
	JPMorgan Mortgage Trust, CMO (i),
14,965	2.999%, 6/25/37	10,321,038
11,041	5.678%, 4/25/37	9,149,604
3,154	5.875%, 10/25/36	2,669,264
	LB-UBS Commercial Mortgage Trust, CMO (i),
303,762	0.225%, 2/15/40, IO (a)(d)	4,331,191
7,751	5.452%, 9/15/39	7,255,393
	Lehman Mortgage Trust, CMO,
362	5.50%, 11/25/35	341,802
51,255	7.25%, 9/25/37	23,306,599
	MASTR Adjustable Rate Mortgages Trust, CMO (i),
35,397	0.445%, 5/25/47	18,946,266
265	0.585%, 5/25/47	20,096
	Nomura Asset Acceptance Corp., CMO,
1,221	5.82%, 3/25/47	1,080,855
19,938	6.138%, 3/25/47	17,647,859
38,017	6.347%, 3/25/47	33,644,546
	RALI Trust, CMO,
35,343	0.435%, 5/25/37 (i)	20,696,937
1,916	6.00%, 8/25/35	1,617,175
11,199	6.00%, 8/25/36	7,430,100
2,253	6.055%, 1/25/36 (i)	1,309,285
26,338	7.00%, 10/25/37	17,797,688
6,284	Residential Asset Securitization Trust, 6.25%, 8/25/37, CMO	3,190,648
	Residential Funding Mortgage Securities I Trust, CMO,
626	5.85%, 11/25/35	517,754
5,047	6.00%, 4/25/37	4,135,286
£2,722	Southern Pacific Securities PLC, 4.491%, 12/10/42, CMO (i)	3,646,009
	TBW Mortgage Backed Pass Through Certificates, CMO,
$9,884	5.80%, 3/25/37	4,333,816
15,000	6.12%, 3/25/37	6,574,268
	Thornburg Mortgage Securities Trust, CMO (e)(i),
19,017	0.455%, 6/25/47	17,863,368
30,052	0.465%, 6/25/47	27,628,243
	WaMu Mortgage Pass Through Certificates, CMO (i),
22,170	0.525%, 11/25/45	16,128,221

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
$598	0.608%, 6/25/44	$420,858
32,422	0.968%, 7/25/47	20,168,672
986	1.038%, 10/25/46	621,412
3,842	1.138%, 7/25/46	2,529,707
119	1.147%, 2/25/46	91,926
12,602	5.32%, 3/25/37	10,466,258
906	5.366%, 2/25/37	797,193
10,990	Washington Mutual Alternative Mortgage Pass-Through Certificates,
	6.00%, 4/25/37, CMO	8,300,439
	Wells Fargo Mortgage Backed Securities Trust, CMO,
1,198	5.828%, 9/25/36 (i)	1,075,194
682	6.00%, 4/25/37	609,290
	Total Mortgage-Backed Securities (cost—$627,385,958)	634,979,610

CORPORATE BONDS & NOTES—39.4%
Banking—5.4%
12,500	Banco do Brasil S.A., 5.875%, 1/19/23 (a)(b)(d)(k)(l)
	(acquisition cost-$12,377,875; purchased 6/12/12)	12,750,000
€15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20	19,555,000
$6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(d)(k)	5,257,848
€15,800	LBG Capital No.2 PLC, 6.385%, 5/12/20	16,042,998
		53,605,846
Building Products—1.6%
$5,000	Corp GEO SAB de C.V., 9.25%, 6/30/20 (a)(d)(k)	5,250,000
5,000	Desarrolladora Homex SAB de C.V., 9.75%, 3/25/20 (a)(d)(k)	5,275,000
5,000	Urbi Desarrollos Urbanos SAB de C.V., 9.75%, 2/3/22 (a)(d)(k)	5,287,500
		15,812,500
Chemicals—2.6%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(b)(d)(k)(l)
	(acquisition cost-$25,625,550; purchased 5/31/12-6/26/12)	26,304,750

Construction & Engineering—0.8%
8,349	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (k)	7,868,647

Consumer Products—1.6%
	Reynolds Group Issuer, Inc. (a)(d)(k),
6,000	6.875%, 2/15/21	6,270,000
9,000	7.875%, 8/15/19	9,787,500
		16,057,500
Financial Services—14.5%
4,200	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a)(d)(k)	2,121,000
€7,100	Caisse Centrale du Credit Immobilier de France S.A., 4.00%, 1/12/18 (k)	8,443,821
$9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	9,611,318
€13,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31	9,275,268
	Citigroup, Inc. (k),
€3,000	3.625%, 11/30/17, (converts to FRN on 11/30/12)	3,229,316
€6,000	4.75%, 2/10/19, (converts to FRN on 2/10/14)	6,624,197
	Eksportfinans ASA (k),
$700	2.00%, 9/15/15	627,030

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Financial Services (continued)
$1,700	5.50%, 5/25/16	$1,672,514
1,900	5.50%, 6/26/17	1,847,750
10,000	General Electric Capital Corp., 7.125%, 6/15/22 (h)	10,603,760
3,500	Lazard Group LLC, 6.85%, 6/15/17 (k)	3,846,889
36,500	Morgan Stanley, 7.30%, 5/13/19 (k)	39,503,549
	Royal Bank of Scotland NV (i),
5,000	1.168%, 3/9/15	4,262,300
€5,446	1.413%, 6/8/15 (k)	5,789,203
€9,000	Royal Bank of Scotland PLC, 6.934%, 4/9/18	10,556,750
	SLM Corp. (k),
$5,000	6.00%, 1/25/17	5,190,130
6,245	7.25%, 1/25/22	6,635,313
	Societe Generale S.A. (k),
1,100	5.20%, 4/15/21	1,053,776
15,237	5.20%, 4/15/21 (a)(d)	14,596,711
		145,490,595
Food—0.8%
2,500	BRF - Brasil Foods S.A., 5.875%, 6/6/22 (a)(b)(d)(l)
	(acquisition cost-$2,482,658; purchased 6/1/12)	2,581,250
5,000	Minerva Luxembourg S.A., 12.25%, 2/10/22 (a)(b)(d)(k)(l)
	(acquisition cost-$4,942,500; purchased 5/30/12-5/31/12)	5,225,000
		7,806,250
Hotels/Gaming—0.4%
12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(f)(l)(m)
	(acquisition cost-$4,320,000; purchased 6/28/12)	4,380,000

Insurance—1.4%
£8,500	American International Group, Inc.,
	8.625%, 5/22/68, (converts to FRN on 5/22/18) (k)	13,498,710

Oil & Gas—4.4%
$5,000	Afren PLC, 10.25%, 4/8/19	5,175,000
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (k)	5,175,000
15,000	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(k)	14,400,000
16,500	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(k)	14,767,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37	3,990,000
		43,507,500
Oil, Gas & Consumable Fuels—0.5%
5,000	Mongolian Mining Corp., 8.875%, 3/29/17 (a)(d)(k)	5,025,000

Real Estate Investment Trust—0.5%
	Country Garden Holdings Co., Ltd.,
1,000	11.125%, 2/23/18 (a)(d)	1,022,500
4,000	11.25%, 4/22/17 (b)	4,120,000
		5,142,500
Retail—2.6%
£4,162	Punch Taverns Finance PLC, 6.82%, 7/15/20, (AMBAC) (k)	5,948,539

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Retail (continued)
£10,265	Spirit Issuer PLC, 5.472%, 12/28/34, (AMBAC) (i)	$11,695,683
£6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	8,786,108
		26,430,330
Technology—1.0%
	First Data Corp. (a)(d)(k),
$5,000	7.375%, 6/15/19	5,125,000
5,000	8.75%, 1/15/22, PIK (b)(l)
	(acquisition cost-$4,881,250; purchased 5/31/12)	5,062,500
		10,187,500
Telecommunications—1.3%
8,500	Nokia Oyj, 5.375%, 5/15/19 (k)	6,702,811
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22	6,593,580
		13,296,391
	Total Corporate Bonds & Notes (cost—$381,919,760)	394,414,019

ASSET-BACKED SECURITIES—10.6%
595	Bear Stearns Asset Backed Securities Trust, 2.665%, 10/25/36 (i)	313,646
	Citigroup Mortgage Loan Trust, Inc.,
701	5.852%, 5/25/36	398,720
4,159	5.923%, 3/25/36	2,694,162
33,530	Conseco Finance Securitizations Corp., 8.20%, 5/1/31	26,972,056
	Countrywide Asset-Backed Certificates (i),
15,000	0.415%, 6/25/47	7,904,310
6,259	0.445%, 4/25/36	4,392,509
40	1.045%, 3/25/33	31,578
2,405	1.625%, 12/25/32	1,377,602
1,621	4.915%, 2/25/36	1,375,233
2,952	5.348%, 7/25/36	2,322,682
15,105	EMC Mortgage Loan Trust, 0.715%, 4/25/42 (a)(b)(d)(i)(l)
	(acquisition cost-$10,800,063; purchased 5/30/12)	10,860,921
5,313	GSAA Trust, 6.205%, 3/25/46	4,570,646
2,215	Indymac Home Equity Loan Asset-Backed Trust, 7.888%, 12/25/31	911,207
342	Long Beach Mortgage Loan Trust, 1.295%, 2/25/34 (i)	258,799
	Oakwood Mortgage Investors, Inc. (i),
9,816	5.92%, 9/15/17	4,799,637
5,990	6.61%, 2/15/21	3,215,743
6,733	7.84%, 11/15/29	6,668,586
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.495%, 8/25/35 (i)	1,267,539
8,422	5.105%, 7/25/35	4,990,159
11,872	RAMP Trust, 1.22%, 4/25/34 (i)	7,406,109
11,381	RASC Trust, 0.405%, 6/25/36 (i)	7,972,441
49	Renaissance Home Equity Loan Trust, 0.745%, 12/25/33 (i)	41,579
2,807	Soundview Home Equity Loan Trust, 5.655%, 10/25/36	1,752,449
8,564	Structured Asset Securities Corp., 4.245%, 5/25/32 (i)	3,386,762
	Total Asset-Backed Securities (cost—$105,884,183)	105,885,075

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
SENIOR LOANS (a)(c)—8.0%
Hotels/Gaming—1.5%
15,000	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(l) (acquisition cost—$14,765,000; purchased 5/30/12-6/12/12)	14,850,000

Financial Services—3.9%
	RFC Borrower LLC (e),
$7,500	5.00%, 11/18/13	$7,516,410
6,000	6.75%, 11/18/13	6,045,000
27,000	Springleaf Finance Corp., 5.50%, 5/10/17	25,495,722
		39,057,132
Food & Beverage—0.6%
6,000	Ferrara Pan Candy Co., 7.50%, 6/18/18 (e)	5,977,500

Telecommunications—2.0%
22,000	Univision Communications, Inc., 4.495%, 3/31/17	20,783,136
	Total Senior Loans (cost—$79,195,759)	80,667,768

U.S. GOVERNMENT AGENCY SECURITIES—5.3%
	Fannie Mae
32,996	5.675%, 7/25/41, CMO, IO (b)(i)	4,756,651
42,202	5.825%, 10/25/40, CMO, IO (b)(i)(k)	5,825,847
86,271	6.195%, 4/25/37, CMO, IO (b)(i)(k)	13,594,038
96,231	6.315%, 6/25/41, CMO, IO (b)(i)(k)	15,831,180
3,969	6.475%, 6/25/37, CMO, IO (b)(i)(k)	694,566
5,985	11.823%, 1/25/41, CMO (b)(i)(k)	8,304,381
		49,006,663
	Freddie Mac
8,592	6.228%, 7/15/36, CMO, IO (b)(i)(k)	1,551,830
2,884	13.834%, 9/15/41, CMO (b)(i)(k)	3,153,521
		4,705,351
	Total U.S. Government Agency Securities (cost—$53,766,669)	53,712,014

Shares
CONVERTIBLE PREFERRED STOCK—1.2%
Aerospace & Defense—0.4%
70,000	United Technologies Corp., 7.50%, 8/1/15	3,688,300

Electric Utilities—0.8%
151,700	PPL Corp., 8.75%, 5/1/14	8,111,399
	Total Convertible Preferred Stock (cost—$11,480,278)	11,799,699

SHORT-TERM INVESTMENTS—8.5%

Principal
Amount
(000s)
U.S. Treasury Obligations (j)(k)(n)—2.7%
U.S. Treasury Bills,
$27,431	0.166%-0.207%, 4/4/13-6/27/13 (cost—$27,386,456)	27,383,889

PIMCO Dynamic Income Fund Schedule of Investments
June 30, 2012 (unaudited) (continued)

Principal
Amount
(000s)		Value*
Repurchase Agreements—5.8%
$54,900	Scotia Capital, Inc., dated 6/29/12, 0.20%, due 7/2/12, proceeds $54,900,915; collateralized by U.S. Treasury Notes, 0.50%, due 8/15/14, valued at $56,044,971 including accrued interest	$54,900,000
2,738	State Street Bank & Trust Co., dated 6/29/12, 0.01%, due 7/2/12, proceeds $2,738,002; collateralized by U.S. Treasury Notes, 2.00%, due 11/15/21, valued at $2,794,092 including accrued interest	2,738,000
	Total Repurchase Agreements (cost—$57,638,000)	57,638,000
	Total Short-Term Investments (cost—$85,024,456)	85,021,889

	Total Investments (cost—$1,344,657,063) (o)—136.4%	1,366,480,074
	Liabilities in excess of other assets—(36.4)%	(364,763,531)
	Net Assets—100%	$1,001,716,543

Notes to Schedule of Investments:

*                     Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)              Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $320,932,825, representing 32.0% of net assets.

(b)             Illiquid.

(c)              These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2012.

(d)             144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)              Delayed-delivery. To be delivered after June 30, 2012.

(f)                In default.

(g)             Fair-Valued—Securities with an aggregate value of $15,844,960, representing 1.6% of net assets.

(h)             Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(i)                 Variable or Floating Rate Security — Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2012.

(j)                 All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)              All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)                 Restricted. The aggregate acquisition cost of such securities is $141,769,356. The aggregate market value is $144,537,900, representing 14.4% of net assets.

(m)           Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(n)             Rates reflect the effective yields at purchase date.

(o)             At June 30, 2012, the cost basis of portfolio securities for federal income tax purposes was $1,344,657,063. Gross unrealized appreciation was $30,432,288, gross unrealized depreciation was $8,609,277 and net unrealized appreciation was $21,823,011.

Glossary:

ABS—Asset-Backed Securities

AMBAC—insured by American Municipal Bond Assurance Corp.

£—British Pound

CMO—Collateralized Mortgage Obligation

€—Euro

FRN—Floating Rate Note.

IO—Interest Only

LIBOR—London Inter-Bank Offered Rate

PIK—Payment-in-Kind

Other Investments:

(a) Credit default swap agreements outstanding at June 30, 2012:

Sell protection swap agreements (1):

OTC swap agreements:

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (3)	Spread (2)	Date	Received	Value (4)	Paid(Received)	(Depreciation)
Bank of America:
Markit CMBX.NA Index	$20,000	†	2/17/51	0.96%	$(7,980,433)	$(8,696,875)	$716,442
Nokia Oyj	€2,000	10.39%	6/20/17	5.00%	(462,411)	(250,220)	(212,191)
Credit Suisse First Boston:
Nokia Oyj	€3,000	10.39%	6/20/17	5.00%	(693,616)	(568,125)	(125,491)
Nokia Oyj	€2,000	10.45%	9/20/17	5.00%	(480,162)	(431,885)	(48,277)
HSBC Bank:
Dow Jones CDX. EM-17 Index	$25,000	2.85%	6/20/17	5.00%	2,468,148	1,762,500	705,648
Morgan Stanley:
J.C. Penney Corp., Inc.	5,000	7.24%	6/20/17	5.00%	(433,920)	(400,000)	(33,920)
J.C. Penney Corp., Inc.	5,000	7.38%	9/20/17	5.00%	(476,138)	(412,500)	(63,638)
Markit CMBX.NA Index	15,000	†	12/13/49	1.47%	(5,733,212)	(6,056,250)	323,038
					$(13,791,744)	$(15,053,355)	$1,261,611

Centrally cleared swap agreements:

Broker (Exchange)/	Notional Amount	Credit	Termination	Payments	Market	Unrealized
Referenced Debt Issuer	(000s) (3)	Spread (2)	Date	Made	Value (4)	Appreciation
Credit Suisse First Boston (CME):
Dow Jones CDX HY-18 5-Year Index	$232,650	5.92%	6/20/17	5.00%	$(7,973,110)	$7,752,422

CDX—Credit Derivatives Index

CMBX—Commercial Mortgage Backed Securities Index

CME—Chicago Mercantile Exchange

OTC—Over-the-Counter

At June 30, 2012, the Fund pledged cash collateral of $14,593,000 for centrally cleared swaps agreements.

† Credit spread not quoted for asset-backed securities.

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b)  Forward foreign currency contracts outstanding at June 30, 2012:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	June 30, 2012	(Depreciation)
Purchased:
7,500,000 British Pound settling 9/12/12	Barclays Bank	$11,621,175	$11,743,935	$122,760
3,200,000 British Pound settling 9/12/12	Citigroup	5,005,378	5,010,746	5,368
141,000 British Pound settling 9/12/12	Credit Suisse	220,373	220,786	413
195,000 British Pound settling 9/12/12	JPMorgan Chase	303,270	305,342	2,072
4,477,000 Euro settling 9/14/12	Barclays Bank	5,568,938	5,669,555	100,617
13,100,000 Euro settling 9/14/12	Citigroup	16,378,447	16,589,495	211,048
548,000 Euro settling 9/14/12	JPMorgan Chase	688,552	693,973	5,421
Sold:
19,238,000 British Pound settling 9/12/12	Barclays Bank	29,943,229	30,123,976	(180,747)
26,177,000 British Pound settling 9/12/12	JPMorgan Chase	40,461,841	40,989,464	(527,623)
10,140,000 Euro settling 9/14/12	Barclays Bank	12,695,341	12,841,029	(145,688)
43,081,000 Euro settling 9/14/12	Citigroup	53,811,230	54,556,644	(745,414)
6,751,000 Euro settling 9/14/12	Credit Suisse	8,583,087	8,549,289	33,798
2,735,000 Euro settling 9/14/12	HSBC Bank	3,448,589	3,463,532	(14,943)
3,819,000 Euro settling 9/14/12	JPMorgan Chase	4,811,424	4,836,281	(24,857)
4,799,000 Euro settling 9/14/12	UBS	6,006,901	6,077,327	(70,426)
				$(1,228,201)

At June 30, 2012, the Fund held $2,895,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(c) Open reverse repurchase agreements at June 30, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.38%	6/27/12	9/27/12	$7,743,998	$7,743,671
	0.46%	6/27/12	12/27/12	9,006,334	9,005,873
	0.60%	6/28/12	7/27/12	11,490,574	11,490,000
	0.65%	6/28/12	7/27/12	5,746,312	5,746,000
	0.65%	6/29/12	7/30/12	5,446,083	5,445,886
	0.75%	6/27/12	7/20/12	8,848,737	8,848,000
	0.80%	6/25/12	9/24/12	27,508,667	27,505,000
	0.80%	6/26/12	10/1/12	34,096,788	34,093,000
	1.00%	6/27/12	7/27/12	5,028,557	5,027,999
Citigroup	0.85%	6/28/12	7/12/12	39,509,798	39,507,000
Credit Suisse First Boston	0.80%	6/29/12	7/30/12	11,781,895	11,781,372
Deutsche Bank	(0.50)%	6/29/12	6/28/14	5,072,859	5,073,000
	0.00%	6/26/12	6/25/14	8,940,000	8,940,000
	0.60%	6/27/12	7/26/12	3,624,242	3,624,000
	0.65%	6/28/12	9/28/12	4,396,238	4,396,000
	0.80%	6/25/12	9/28/12	13,811,841	13,810,000
	0.80%	6/26/12	9/28/12	21,605,401	21,603,000
UBS	0.50%	6/22/12	9/18/12	18,688,336	18,686,000
	0.65%	6/22/12	12/21/12	28,966,706	28,962,000
	0.70%	6/22/12	12/21/12	13,460,356	13,458,000
					$284,745,801

The weighted average daily balance of reverse repurchase agreements outstanding during the period May 25, 2012* through June 30, 2012 was $166,806,521 at a weighted average interest rate of 0.79%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2012 was $320,476,743.

At June 30, 2012, the Fund held $510,000 in cash as collateral for reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

* Commencement of operations.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2 to the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at June 30, 2012 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/12
Investments in Securities - Assets
Mortgage-Backed Securities	$3,478,788	$615,655,862	$15,844,960	$634,979,610
Corporate Bonds & Notes	—	394,414,019	—	394,414,019
Asset-Backed Securities	911,207	104,973,868	—	105,885,075
Senior Loans	—	65,817,768	14,850,000	80,667,768
U.S. Government Agency Securities	—	53,712,014	—	53,712,014
Convertible Preferred Stock	11,799,699	—	—	11,799,699
Short-Term Investments	—	85,021,889	—	85,021,889
Total Investments in Securities - Assets	$16,189,694	$1,319,595,420	$30,694,960	$1,366,480,074

Other Financial Instruments* - Assets
Credit Contracts	—	$9,497,550	—	$9,497,550
Foreign Exchange Contracts	—	481,497	—	481,497
Total Other Financial Instruments* - Assets	—	$9,979,047	—	$9,979,047

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(483,517)	—	$(483,517)
Foreign Exchange Contracts	—	(1,709,698)	—	(1,709,698)
Total Other Financial Instruments* - Liabilities	—	$(2,193,215)	—	$(2,193,215)
Total Investments	$16,189,694	$1,327,381,252	$30,694,960	$1,374,265,906

*Other financial instruments are derivatives not reflected in the Schedule of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2012, was as follows:

						Net Change
	Beginning			Accrued	Net	in Unrealized	Transfers	Transfers	Ending
	Balance			Discounts	Realized	Appreciation/	into	out of	Balance
	5/25/12*	Purchases	Sales	(Premiums)	Gain (Loss)	Depreciation	Level 3	Level 3	6/30/12
Investments in Securities - Assets
Mortgage-Backed Securities	—	$15,924,847	—	$14,680	—	$(94,567)	—	—	$15,844,960
Senior Loans	—	14,765,000	—	1,308	—	83,692	—	—	14,850,000
Total Investments	—	$30,689,847	—	$15,988	—	$(10,875)	—	—	$30,694,960

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at June 30, 2012 was $(10,875).

* Commencement of operations.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.3a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Dynamic Income Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: August 21, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: August 21, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 21, 2012